CONSENT NO. 4
                                AND
                              WAIVER
                              TO THE
                         CREDIT AGREEMENT


          CONSENT NO. 4 AND WAIVER (this "Consent and Waiver"), dated as of March 4, 1994, to the Credit Agreement (as amended the "Credit Agreement"), dated as of July 1, 1991, by and among AMERICAN MAIZE-PRODUCTS COMPANY, a Maine corporation (the "Company"), the signatory LENDERS thereto and THE BANK OF NEW YORK, as agent (the "Agent").

                           RECITALS

          I. Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings therein defined.

          II. The Company has requested the Agent and the Lenders to waive any Events of Default occurring during the period from January 1, 1993 through the date hereof in connection with certain financial covenants required to be maintained under the Credit Agreement, and to consent to the method of calculation of such covenants hereafter in a manner inconsistent with the terms set forth in the Credit Agreement, and the Agent and the Lenders have agreed to such waiver and consent on the terms and conditions, and subject to the limitations, contained herein.

          Accordingly, in consideration of the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. The Agent, on behalf of the Lenders, hereby waives any Event of Default under paragraph 9.1(d) resulting from the failure by the Company to comply with paragraphs 7.12 and 7.16 during the period from January 1, 1993 through the date hereof resulting directly from the following:

          (a) the exclusion by the Company from its calculation of "EBITDA" of charges and accruals against the Company during such period taken in connection with (i) the Statements of Financial Accounting Standards Board Nos. 106 and 112 and
          (ii) the asset write-down with respect to the closing of the Company's Helmetta, NJ snuff factory (provided that the aggregate amount of such write-down is not greater than $5,200,000); and

          (b) the exclusion by the Company from its calculation of "Total Liabilities" of liabilities incurred by the Company during such period in connection with the Statements of Financial Standards Nos. 106 and 112.

     2. Notwithstanding anything to the contrary contained in the definition of "EBITDA" appearing in paragraph 1.1 of the Credit Agreement, the Agent, on behalf of the Lenders, hereby consents to the exclusion from such calculation of EBITDA, for any period, of all charges and accruals, if any, against the Company on a Restricted Consolidated basis taken during such period in connection with the Statements of Financial Accounting Standards Board Nos. 106 and 112, after giving effect to any corresponding income tax credits or other benefits received by the Company in connection with such charges and accruals.

     3. Notwithstanding anything to the contrary contained in the definition of "Total Liabilities" appearing in paragraph 1.1 of the Credit Agreement, the Agent, on behalf of the Lenders, hereby consents to the exclusion from such calculation of Total Liabilities, for any period, all liabilities, if any, incurred by the Company on a Restricted Consolidated basis during such period in connection with the Statements of Financial Accounting Standards Board Nos. 106 and 112, after giving effect to any corresponding income tax credits or other benefits received by the Company in connection with such charges and liabilities.

     4. In all other respects, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     5. The effectiveness of this Consent and Waiver is conditioned upon the execution and delivery of this Consent and Waiver by the parties hereto, and the receipt by the Agent of the consent of the Required Lenders to the execution hereof.

     6. The company hereby (a) reaffirms and admits the validity and enforceability of all the Loan Documents and its obligations thereunder, (b) agrees and admits that it has no valid defenses to or offsets against any of its obligations to the Agent or the Lenders under the Loan Documents, (c) agrees to pay the reasonable fees and disbursements of Special Counsel incurred in connection with the preparation, negotiation and closing of this Consent and Waiver, and (d) represents and warrants that (i) all representations and warranties contained herein and in the Loan Documents are and shall be true and correct immediately before and after giving effect to this Consent and Waiver and (ii) immediately after giving effect hereto, no Default or Event of Default shall exist.

     7. This Consent and Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Consent and Waiver to produce or account for more than one counterpart signed by the party against which enforcement is sought.

     8. THIS CONSENT AND WAIVER IS BEING DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be duly executed as of the date first above written.

                        THE BANK OF NEW YORK, as Agent

                        By:

                        Name:

                        Title:


ACCEPTED AND AGREED TO:

AMERICAN MAIZE-PRODUCTS COMPANY

By:      /s/ Edward P. Norris

Name:    Edward P. Norris

Title:   V. P. and Chief Financial Officer
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pay the reasonable fees and disbursements of Special Counsel incurred in connection with the preparation, negotiation and closing of this Consent and Waiver, and (d) represents and warrants that (i) all representations and warranties contained herein and in the Loan Documents are and shall be true and correct immediately before and after giving effect to this Consent and Waiver and (ii) immediately after giving effect hereto, no Default or Event of Default shall exist.

     7. This Consent and Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Consent and Waiver to produce or account for more than one counterpart signed by the party against which enforcement is sought.

     8. THIS CONSENT AND WAIVER IS BEING DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be duly executed as of the date first above written.

                        THE BANK OF NEW YORK, as Agent

                        By:     /s/David C. Judge

                        Name:   David C. Judge

                        Title:  Vice President


ACCEPTED AND AGREED TO:

AMERICAN MAIZE-PRODUCTS COMPANY

By:

Name:

Title:
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